EXHIBIT 32.1

CERTIFICATION

(pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2008 of Boeing Capital Corporation (the “Company”) as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”) and pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Walter E. Skowronski, President of the Company, certify, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 23, 2008	/s/ WALTER E. SKOWRONSKI Walter E. Skowronski President

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